EXHIBIT 10.2


Hongkong Bank of Canada

AGREEMENT AS TO LOANS AND ADVANCES
AND SECURITY THEREFOR

To   Hongkong Bank of Canada

In consideration of the acceptance of our bills of exchange, the extension of credit, loans or advances being made and/or to be made hereafter by Hongkong Bank of Canada (herein called the Bank ) to the undersigned (herein called 'the Customer ) the Customer agrees with the Bank as follows:

1. All security now or at any time hereafter held by the Bank for the payment of any debt or liability of the Customer (the said security being herein called "the Security"), including, without limiting the generality of the foregoing, security by way of warehouse receipt or bill of lading or under
     Section 427 of the Bank Act, together with all property covered by or comprised in the security (the said property being herein called "the Property"), and all proceeds of the Security and of the Property, shall be continuing collateral security for the payment of such debt or liability and also for the payment of interest thereon which unless otherwise agreed shall be payable on the last day of each month at a rate equal to the Bank's Prime Rate plus o 50 percent per annum, calcul ated monthly from the date of any advance both before and after demand and before and after judgment, until actual payment.

2. The Customers shall keep the Property insured to its full insurable value against loss or damage by fire, and, if requested by the Bank, against loss or damage from any other cause, with insurers approved by the Bank, and shall assign to the Bank the policies evidencing such insurance or a ll claims thereunder and/or have the loss made payable to the Bank as the Bank may require and shall deliver the policies to the Bank, and in the event of failure so to do the Bank may but shall not be bound to effect such insurance on the Property as it see. fit and the Customer will on demand repay to the Bank the amount of any premiums paid by it with interest thereon at the rate and calculate in the manner aforesaid.

3. If the Bank surrenders to the Customer the Security or the Property or any part of either of them, the Customer shall receive the same in trust for and on behalf of the Bank and from time to time shall deal therewith as the Bank may direct and, at the request of the Bank, shall give to the Bank security on the Property so surrendered, or covered by the Security so surrendered, to the satisfaction of the Bank.

4. The proceeds of all sales by the Customer of the Property or any part thereof, including, without limiting the generality of the foregoing, cash, debts arising from such sales or otherwise, evidences of title, instruments, documents and securities, which the Customer may receive or be enti tled to receive in respect thereof, are hereby assigned to the Bank and shall be paid or transferred to the Bank forthwith, and until so paid or transferred shall be held by the Customer in trust for the Bank. Execution by the Customer and acceptance by the Bank of an assignment of book debts or any additional assignment of any such proceeds shall be deemed to be in furtherance hereof and not an acknowledgment by the Bank of any right or title on the part of the Customer to such book debts or pr oceeds.

5. The Customer shall at all times duly and seasonably pay and discharge all claims whatsoever in any way secured by or constituting a charge upon the Property or any part thereof and particularly, but without limiting the generality of the foregoing, all wages, salaries and other remuneratio n of all employees employed by the Customer in connection with the business or farm of the Customer in respect of which any property covered by the

     Security is held or acquired by the Customer, and shall from time to time at the request of the Bank exhibit to the Bank evidence of such payment and discharge and obtain and deliver to the Bank such waivers or releases as the Bank may deem necessary to secure to the Bank the priority of its rights in the Property.

6. The Customer shall from time to time on demand and to the satisfaction of the Bank deliver to the Bank additional security, and in the event of failure by the Customer so to do or to make due payment to the Bank of any debt or liability or part thereof or to observe any provision of this agreement, the Bank may in its discretion cease or refrain from making loans or advances to the Customer whether under any credit extended by the Bank or otherwise, and all debts and liabilities of the Customer to the Bank shall at the option of the Bank be payable forthwith and without any demand, and the Bank is hereby authorized from time to time to sell at public or private sale or otherwise realize upon the Security or any part thereof and all or any of the Property whenever and wherever and for such price in money or other consideration and in such manner and upon such terms and conditions as the Bank deems best, the whole without advertisement or notice to the Customer or others and to deal with the proceeds as in this agreement provided or as otherwise agreed, without prejudice to its claim for any deficiency and free from any right of redemption on the part of the Customer which is hereby waived and released, the Customer expressly waiving all and every formality prescribed by the custom or by law in relation to any such sale or other realization.

7. The Bank may from time to time without any demand forcibly break open, enter upon or into and occupy and use, enjoy and exercise free of charge and to the exclusion of all others, including the Customer, any and all premises and property (real and personal, immovable and movable) and rights, powers and privileges of or used, enjoyed or exercised by the Customer in connection with the Property or any part hereof or in or upon which the same may be (not being the premises of a warehouseman or carrier) until the Property shall be fully realized upon, and may from time to time appoint a receiver or agent to act for the Customer, for whose acts the Customer alone shall be responsible, and the Customer shall have no power to revoke such appointment or determine such agency. Such receiver or agent shall have and ma) exercise all the powers, rights and discretions granted to the Bank by this agreement and the Bank and any such receiver or agent shall, have the right from time to time in the name of the Customer to exercise any and all of the Customer s rights, powers and privileges of every kind and to do all acts and things which the Customer could do if acting, for the purpose of completing, selling, shipping or otherwise dealing with the Property in such manner as the Bank may deem best for the purpose of realizing upon the Property.

8. Any promissory note or bill of exchange received by the Bank together with any securities or documents attached thereto or received therewith shall be subject to the terms of this agreement and the Bank and holders for the time being of any such bill or note may at any time before or after its maturity and whether or not it has been dishonored accept payment and deliver the securities or documents or accept partial payment from time to time and thereupon release part of the Security or of the Property covered by the documents or any of them.

9. The Bank may from time to time apply

     (a)  all payments which it receives,

     (b) the proceeds of sales by the Customer of the Property or any part thereof, and

     (c) the proceeds of realization of any part of the Security or of the Property which are applicable generally to the debts and liabilities of the Customer to the Bank,

     against (or, as the Bank deems best, hold the same with all the powers, rights and discretions conferred on it by this agreement or otherwise, as continuing collateral security for the fulfillment of) any or all obligations, present or future, direct or indirect, absolute or contingent, matured or not, of the Customer to the Bank whether arising from agreement or dealings between the Bank and the Customer or from any agreement or dealings with any third person by which the Bank may be or become in any manner whatsoever a creditor of the Customer or however otherwise arising and whether the Customer be bound alone or with another or others and whether as principal or surety, and any such application by the Bank may, in whole or in part, be changed by the Bank from time to time as it deems best.

     The proceeds of realization of any part of the Security or of the Property which are applicable only to part of the debts and liabilities of the Customer to the Bank shall first be applied to such part of the debts and liabilities, and any surplus remaining after payment of such part may from time to time be held or applied by the Bank for the purposes set out in and in accordance with the preceding paragraph of this Clause 9.

10. The Bank may release, compromise, settle and adjust any claim, dispute or difference which may arise in respect of the Security or of the Property or the proceeds of either of them and may grant extensions of time and indulgences. The Bank may use any Clearing Houses established by The Can adian Bankers' Association and in all dealings with the Customer's accounts and with instruments may act pursuant to the rules and regulations under which such Clearing Houses are operated.

11. The Customer shall from time to time execute, draw, endorse end deliver all such instruments and documents and do all such acts and things as the Bank may deem necessary or desirable for the purpose of perfecting the title of the Bank to the Security or the Property or the proceeds of either of them or of carrying into effect any or all of the provisions of this agreement or of securing the fulfillment of all such obligations as aforesaid of the Customer to the Bank. The Customer hereby appoints the Bank and its Vice Presidents, Inspectors, Managers and persons for the time being acting as managers of branches of the Bank where an account of the Customer may be kept and any person or persons from time to time named by the Bank for the purposes hereinafter mentioned, and any one of them acting alone, the Attorneys and Attorney of the Customer with full power of substitution from time to time for and in the name of the Customer to do whatsoever the said Attorneys or Attorney may deem expedient for the purpose of carrying into effect any or all of the provisions of this agreement, and this appointment being made in consideration of a loan or loans, advance or advances, by the Bank to the Customer shall be irrevocable and shall be of full force and effect whenever and so often as any loan or advances by the Bank to the Customer is unpaid or any such obligation as aforesaid to the Bank is unfulfilled and notwithstanding any occurrence or event which would otherwise terminate such agency. Every power, right and discretion vested by law in the Bank or conferred upon it by this agreement may be exercised on its behalf by the said officers or acting officers of the Bank or any person or persons from time to time named by the Bank for such purpose, and any one of them acting alone.

12. The Bank shall not be responsible for any failure to exercise or enforce or for any delay in the exercise or enforcement of any powers, rights or discretions of the Bank nor for any act, default or misconduct of any agent, officer, employee or servant of the Bank and the Bank shall be acco untable only for such moneys as it shall actually receive.

13. Any notice to or demand upon the Customer shall be sufficiently given if dispatched by post addressed to the Customer at the address of the Customer as shown by the books kept in relation to the account of the Customer at the branch of the Bank from which notice or demand is dispatched and shall be deemed to have been received by the Customer the time when in the ordinary course of post it would be expected to reach the said address.

14. The benefit of all rules of law or equity and compliance with any statutory provisions now or hereafter in force inconsistent with any o the provisions of this agreement are hereby waived by the Customer.

15. The provisions hereof shall be in addition to all other remedies of the Bank existing in law and to all rights under agreements heretofore given and no sale or delivery by the Customer of the Property or any part thereof shall prejudice or affect the rights however arising of the Bank in o r with respect to property so sold or delivered, and this shall be a continuing agreement and all its provisions shall extend to all loans and advances to the Customer by the Bank and all obligations of the Customer to the Bank at any time outstanding and to the Security and the Property as they may exist from time to time and all proceeds thereof; and every loan and advance heretofore, now or hereafter made shall be deemed to have been made upon the agreements herein contained.

16. This agreement shall be binding upon and enure to the benefit of the Customer and the Bank and the heirs, executors and administrators or successors and assigns, as the case may be, of each of them.

17. It is the express wish of the Parties that this agreement and any related documents be drawn up and executed in English. II est la volonte expresse des Parties que cette convention et tous les documents s'y rattachant soient rediges et signes en anglais.

The Bank's Prime Rate means the floating annual rate of interest established and recorded by the Bank from time to time as a reference rate for the purposes of determining rates of interest it shall charge on loans denominated in Canadian dollars and which, by executing this agreement the Customer acknowledges was
5.25 percent as at the date of execution hereof A certification of a Vice President of the Bank shall be conclusive evidence of the Bank's Prime Rate from time to time.

Signed and sealed at ______________________ this ______ day of _________, 19____

Where the undersigned is an Individual:

Signed, Sealed and Delivered
By _______________________________________
in the presence of:


__________________________________________

__________________________________________


Where the undersigned is a Corporation:

GLAS-AIRk INDUSTRIES LTD.
-------------------------


By   /s/ Alex Ding, President
  ----------------------------------------

                                                                    EXHIBIT 10.2


Hongkong Bank of Canada
LINE OF CREDIT BY WAY OF CURRENT
ACCOUNT OVERDRAFT AGREEMENT
Borrower's Name                         Branch Name
         Glas-Aire Industries Ltd                    Langley

Borrower's Address                      Branch Address
         3137 Grandview Highway              Bank of British Columbia
         Vancouver B.C. V5M 2E9              Division of Hongkong Bank of Canada
                                             20437 Fraser Highway
                                             Langley, B.C. V3A 5N9

Current Account Number   Loan Limit*    Rate of Interest on Loan*   Monthly Fee*
     719205-020          CAD 100,000      Prime Rate plus .50%          N/A

* or such other loan limit, rate of interest on loan or monthly fee as may hereafter be agreed upon by the Borrower as evidenced by the agreement in writing from time to time.

In consideration of Hongkong Bank of Canada (the "Bank") providing the above-noted account (the "Account") for the undersigned (the "Borrower"), the Borrower agrees with the Bank as follows:

     1. For the purposes hereof, the term "Loan" means the aggregate of all amounts debited to the Account (including cheques, withdrawals, interest service charges and fees imposed by the Bank) in excess of the aggregate at any time and from time to time of all amounts credited to the Account.

     2. The Borrower shall pay interest to the Bank on the daily closing balance of the Loan at a floating rate equal to the Bank's Prime Rate plus the percentage noted above. Such interest shall be calculated and payable monthly, on the last day of each and every month, both before and after any termination of the Account, or judgment, and until payment of the Loan in full. The "Bank's Prime Rate" shall mean the floating annual rate of interest established and announced by the Bank from time to time as the reference rate for purposes of determining the rates of interest it will charge on loans denominated in Canadian dollars in Canada. A certificate of a vice-president of the Bank shall be conclusive evidence of the Bank's Prime rate from time to time.

     3. In addition to debiting the Account with the amount of each cheque, payment order or other item drawn on the Account, and each withdrawal, the Bank shall also be entitled to debit the Account with the amount of all interest (including compound interest) payable by the Borrower monthly to t he Bank pursuant to this Agreement as well as the said monthly fee and other charges payable by the Borrower, and the amount of any legal costs incurred by the Bank with respect to the Borrower.

     4. The Borrower shall not permit the Loan to exceed the Loan Limit nor any margin requirement which may be imposed by the Bank. The Bank may refuse to honour any cheque, permit any withdrawal or pay any other item if the Loan exceeds, or would after such payment exceed, the Loan Limit on the date such cheque, withdrawal or other item is presented to the Bank for payment; provided that this Agreement shall continue to apply to the Loan and to the Borrower notwithstanding any Loan in excess of the Loan Limit.

     5. The Borrower shall use the Account (and incur the Loan) solely for business purposes.

     6. The Borrower shall deliver to the Bank from time to time, promptly on request by the Bank and in form and substance satisfactory to the Bank, a demand promissory note or other acknowledgment of debt evidencing the amount of all indebtedness and liability then owing by the Borrower to the Bank pursuant to or in respect of this Agreement, and in this regard the Borrower shall deliver to the Bank a supply of blank demand promissory notes which the Bank shall be authorized, at its discretion, to complete on behalf of the Borrower from time to time in pursuance of this clause. In the event that any such promissory note or any other acknowledgment of debt, security or other document is requested by the Bank, the Bank shall not be obligated to honour any cheque or permit any withdrawal or other debit to the Account until such promissory note, other acknowledgment of debt, security or other document is delivered to the Bank.

     7. The Borrower shall comply with all present and future agreements between the Borrower and the Bank including any operation of account agreement between the Borrower and the Bank; provided that in the event there exists any conflict between the provisions of such operation of account agreem ent and the provisions hereof, the provisions hereof shall govern.

     8. The Bank shall have the right at any time to demand immediate payment of the Loan, or any part thereof, together with interest, fees, charges and costs outstanding hereunder and the borrower shall forthwith comply with any such demand. In addition, the Bank may at any time terminate this Agreement forthwith upon giving notice to the Borrower, in which event all amounts payable by the Borrower to the Bank pursuant to this Agreement shall forthwith become due and payable and thereafter the Bank shall not be obliged to honour any cheque, permit any withdrawal or permit the creation or increase of the Loan.

     9 Upon receipt from the Bank each month of a statement of the Account together with all Cheques or vouchers for amounts appearing therein charged to the Account, the Borrower shall examine such statement, cheques or vouchers and check the credit and debit entries in the statement, and, withi n thirty days after the Bank delivers or mails such statement, cheques and vouchers to the Borrower, the

For a Corporation:
                                             GLAS-AIRE INDUSTRIES LTD
                                             -----------------------------------

(Corporate Seal)                             By: /S/ Alex Ding
                                             -----------------------------------

                                             By:
                                             -----------------------------------

For a Partnership,

Signed, Sealed and Delivered in the presence of:

Witness
       ----------------------------------

Name
    -------------------------------------

Address
       ----------------------------------

(All partners should sign under seal and the signature of each partner should be witnessed individually).

                                                                    EXHIBIT 10.2


Hongkong Bank of Canada
CORPORATION BANKING RESOLUTION
FOR BORROWING ACCOUNTS

Passed by the Board of Directors Glas-Aire Industries Ltd

on or as at the _____ day of November 1997

Resolved:

1.   That the President

is/are authorized on behalf of the Company:

     (a) to borrow money or otherwise obtain financial assistance from Hongkong Bank of Canada (herein called the "Bank") either by way of overdraft, discount, loan, advance, line of credit, letter of credit, acceptance of bills of exchange issued by the Company or otherwise;

     (b) to assign, transfer, convey, hypothecate, mortgage, charge, pledge or give security in any manner upon any property of the Company, real or personal, moveable or immovable, present or future, and upon any rights, powers, choses in action, or other assets, present or future, of the Company, as security for the fulfillment of any liabilities or obligations, and for payment of any indebtedness, present or future, of the Company now or hereafter made or incurred directly or indirectly or otherwise, and to empower the Bank or any person or persons to sell by public or private sale, to assign, to transfer, or to convey from time to time any such properties; and

     (c) without in any way limiting the powers herein conferred upon the Directors, to give security or promise to give security, to execute agreements, documents and instruments in any manner or in any form under the Bank Act or otherwise to assign book accounts, to secure any money borrowed or to be borrowed or any obligations or liabilities as aforesaid or otherwise of the Company heretofore, now or hereafter made or incurred directly or indirectly or otherwise.

2. That the persons listed above shall be authorized to execute on behalf of the Company, under seal or otherwise, any agreements, documents and instruments required by the Bank in connection with the above and any such agreements, documents and instruments signed or purported to be signed in the manner set forth in this Resolution shall be valid and binding upon the Company.

3. That the Bank be supplied with a list of all signing officers and other persons-who are herein named or referred to by office or position with the Company and that the Bank is hereby authorized to rely upon such list until it has received an amended list together with such supporting resol utions or certificates as may be required by the Bank.

4. That the Bank be supplied with a certified copy of this Resolution and that this Resolution shall remain in force and be binding upon the Company as regards the Bank until the Bank has received written notification that this Resolution has been repealed or replaced together with such suppo rting resolutions or certificates as may be required by the Bank.

                                                                    EXHIBIT 10.2


                                                    Certificate

I/We hereby certify:

1. That the foregoing is a true and correct copy of a Resolution duly passed by the Directors of Glas-Aire Industries Ltd. on or as at the _____ day of November, 1997;

2. That the said resolution is now in full force and effect and that it does not conflict with the provisions of the charger documents of the Company; and

3. That the following is a list of the Directors and Officers of the Company.

 Directors of the CompanyOfficers of the Company

 Alex Ding       Alex Ding, President

 Edward Ting

                Linda Kwan, Controller

Witness our hand(s) at Vancouver, in the Province of British Columbia this ___ day of November, 1997.

/s/ Alex Ding, President

                                                                    EXHIBIT 10.2


Hongkong Bank of Canada
SECTION 427 LETTER AGREEMENT
RE: DATING OF DOCUMENTS


                                                       GLAS-AIRE INDUSTRIES LTD.
                                                              3137 GRANDVIEW HWY
                                                            VANCOUVER BC VSM 2E9

                                                        ________________, 19____


Hongkong Bank of Canada
20045 Langley Bypass
Langley 8C V3A 8R6

Dear Sirs:

Re:  Section 427 Bank Act Security Documents


This is your irrevocable authority to do the following acts in connection with our Section 427 Bank Act security documents with any or all Form numbers LD 427-2, LD 427-3(A), LD 427-3(B), LD427-5 AND LD 427-9 on our behalf and as our duly authorized agents:

1. Date them a date that is subsequent to the date of filing of the Notice of Intention to Give Security under Section 427 of the Bank Act;

2. If taken, date the expiry date of LD 427-5 the longer of 20 years or the loan amortization period or in the case of farm operating credits one year after the date referred to in paragraph one;

3.   Insert all other appropriate reference dates as you see fit;

4. Insert the prime rate of interest of the Bank in effect as at the date referred to in paragraph one.

It is understood and agreed that our aforesaid Section 427 Bank Act security documents shall not become operative and take effect until they have been dated by Hongkong Bank of Canada as provided above and they shall be deemed to have been delivered and given to Hongkong Bank of Canada pursuant to Section 427 of the Bank Act as of the date designated by Hongkong Bank of Canada pursuant to paragraph one of this letter.

GLAS-AIRE INDUSTRIES LTD.


Per:     /s/ Alex Ding
    -----------------------
           President


Per:
    -----------------------
           Secretary

                                                                    EXHIBIT 10.2

Hongkong Bank of Canada
SECTION 427 LETTER AGREEMENT
RE: DATING OF DOCUMENTS

                                                         MULTICORP HOLDINGS INC.
                                                              3137 GRANDVIEW HWY
                                                            VANCOUVER BC V5M 2E9

                                                        __________________, 19__


Hongkong Bank of Canada
20045 Langley Bypass
Langley BC V3A 8R6

Dear Sirs:

Re:  Section 427 Bank Act Security Documents

This is your irrevocable authority to do the following acts in connection with our Section 427 Bank Act security documents with any or all Form numbers LD 427-2, LD 427-3(A), LD 427-3(B), LD427-5 AND LD 427-9 on our behalf and as our duly authorized agents:

1. Date them a date that is subsequent to the date of filing of the Notice of Intention to Give Security under Section 427 of the Bank Act;

2. If taken, date the expiry date of LD 427-5 the longer of 20 years or the loan amortization period or in the case of farm operating credits one year after the date referred to in paragraph one;

3.   Insert all other appropriate reference dates as you see fit;

4. Insert the prime rate of interest of the Bank in effect as at the date referred to in paragraph one.

It is understood and agreed that our aforesaid Section 427 Bank Act security documents shall not become operative and take effect until they have been dated by Hongkong Bank of Canada as provided above and they shall be deemed to have been delivered and given to Hongkong Bank of Canada pursuant to Section 427 of the Bank Act as of the date designated by Hongkong Bank of Canada pursuant to paragraph one of this letter.

MULTICORP HOLDINGS INC.

Per: /s/ Alex Ding
    -----------------------
          President

Per:
    -----------------------
          Secretary

                                                                    EXHIBIT 10.2


Hongkong Bank of Canada
SECURITY UNDER SECTION 427 OF THE BANK ACT

For good and valuable consideration, the undersigned hereby assigns to Hongkong Bank of Canada (herein called the "Bank") as continuing security for the payment of all obligations arising from the acceptance of our bills of exchange, the extension of credit, loans or advances (the "Loans and Advances") made or that may be made by the Bank to the undersigned up to and including the _______ day of _______________, 19_____, pursuant to the Application for Credit and Promise to Give Security made by the undersigned to the Bank and dated the ________ day of ________________, 19___, and any Application(s) for Credit and Promise(s) to Give Security supplemental thereto made or that may be made by the undersigned to the Bank or renewals of such Loans and Advances or substitutions therefor and interest on such Loans and Advances and on any such renewals and substitutions, all property of the kind(s) hereinafter described of which the undersigned is now or may hereafter become the owner, to wit -

     all goods wares and merchandise manufactured or produced by the undersigned or procured for such manufacture or production including without limitation all materials including plastic sheets rubber moulding metal strips metal clips styrofoam bolts screws sun wind and bug deflectors skylights plastic wrapping materials and cardboard and all goods wares and merchandise used in or procured for the packing of such goods wares and merchandise so manufactured or produced and which is now or may hereafter be in the place or places hereinafter designated, to wit - in at upon or near the lands and premises situate at 3137 Grandview Highway Vancouver British Columbia and situate at any other place or places in Canada where the said security may be located and any place or places in Canada and in transit thereto and therefrom, or where the said property is comprised in whole or in part of fishing vessels, fishing equipment and supplies or products of the sea, lakes and rivers, wherever such property may be.

This security is given under the provisions of Section 427 of the Bank Act.

The property is now owned by the undersigned and hereby assigned is free from any mortgage, lien or charge thereon, other than previous assignments, if any, to the Bank, and the undersigned warrants that the property which may hereafter be acquired by the undersigned and is hereby assigned shall be free from any mortgage, lien or charge thereon, other than previous assignments, if any, to the Bank.

Dated at _________________________ this _____ day of _________________, 19______

Where the undersigned is an Individual:

Signed, Sealed and Delivered By in the presence of:


______________________________________________

Where the undersigned is a Corporation:

GLAS-AIRE INDUSTRIES LTD.
Name of Corporation

By /s/ Alex Ding, President
  --------------------------------

                                                                    EXHIBIT 10.2


Hongkong Bank of Canada
SECURITY UNDER SECTION 427 OF THE BANK ACT

For good and valuable consideration, the undersigned hereby assigns to Hongkong Bank of Canada (herein called the "Bank") as continuing security for the payment of all obligations arising from the acceptance of our bills of exchange, the extension of credit, loans or advances (the "Loans and Advances") made or that may be made by the Bank to the undersigned up to and including the _____ day of ________________, 19____, pursuant to the Application for Credit and Promise to Give Security made by the undersigned to the Bank and dated the day of __________________, 19___, and any Application(s) for Credit and Promise(s) to Give Security supplemental thereto made or that may be made by the undersigned to the Bank or renewals of such Loans and Advances or substitutions therefor and interest on such Loans and Advances and on any such renewals and substitutions, all property of the kind(s) hereinafter described of which the undersigned is now or may hereafter become the owner, to wit -

     all goods wares and merchandise manufactured or produced by the undersigned or procured for such manufacture or production including without limitation all materials including plastic sheets rubber moulding metal strips metal clips styrofoam bolts screws sun wind and bug deflectors skylights plastic wrapping materials and cardboard and all goods wares and merchandise used in or procured for the packing of such goods wares and merchandise so manufactured or produced and which is now or may hereafter be in the place or places hereinafter designated, to wit in at upon or near the lands and premises situate at 3137 Grandview Highway Vancouver British Columbia and situate at any other place or places in Canada where the said security may be located and any place or places in Canada and in transit thereto and therefrom, or where the said property is comprised in whole or in part of fishing vessels, fishing equipment and supplies or products of the sea, lakes and rivers, wherever such property may be.

This security is given under the provisions of Section 427 of the Bank Act.

The property is now owned by the undersigned and hereby assigned is free from any mortgage, lien or charge thereon, other than previous assignments, if any, to the Bank, and the undersigned warrants that the property which may hereafter be acquired by the undersigned and is hereby assigned shall be free from any mortgage, lien or charge thereon, other than previous assignments, if any, to the Bank.

Dated at _________________ this ______ day of ______________________,19____

Where the undersigned is an Individual:

Signed, Sealed and Delivered
By
  -------------------------------       I
in the presence of:

---------------------------------

Where the undersigned is a Corporation:

MULTICORP HOLDINGS INC.
Name of Corporation

By /s/ Alex Ding
  -------------------------------

                                                                    EXHIBIT 10.2


Hongkong Bank of Canada
APPLICATION FOR CREDIT AND PROMISE TO GIVE BILLS OF LADING
WAREHOUSE RECEIPTS, OR SECURITY UNDER ALL OR ANY OF PARAGRAPHS
427(1)(a), (b), (c), (d), (g), (h), (i), 0), (k), (I), (m), (n), (o), (p) OF THE
BANK ACT

To       Hongkong Bank of Canada                      _________________, 19_____
         20045 Fraser Highway
         Langley BC V3A 8R6


The Bank is hereby requested by the undersigned to extend credits, at its discretion, whether by loan(s), advances, the acceptance of our bills of exchange, or otherwise (the "Loans and Advances") on the security of all property of the kind(s) hereinafter described of which the undersigned is now or may hereafter become the owner, to wit -

          all goods wares and merchandise manufactured or produced by the undersigned or procured for such manufacture or production including without limitation all materials including plastic sheets rubber moulding metal strips metal clips styrofoam bolts screws sun wind and bug deflectors skylights plastic wrapping materials and cardboard and all goods wares and merchandise used in or procured for the packing of such goods wares and merchandise so manufactured or produced and/or on the security of warehouse receipts and/or bills of lading covering such property.

And the undersigned promise(s) and agree(s) to give the Bank security for all Loans and Advances by the Bank to the undersigned, and interest thereon, pursuant to this application for credit and promise(s) to give security by way of assignment under Section 427 of the Bank Act covering all the property aforesaid which is now or may hereafter be in the place or places hereinafter designated, to wit -

          in at upon or near the lands and premises situate at 3137 Grandview Highway Vancouver British Columbia and situate at any other place or places in Canada where the said security may be located and any place or places in Canada and in transit thereto and therefrom, or where the said property is comprised in whole or in part of fishing vessels, fishing equipment and supplies or products of the sea, lakes, rivers, wherever such property may be, and the undersigned promise(s) and agree(s) to give the Bank from time to time and as often as requested by the Bank warehouse receipts and/or bills of lading covering all the property aforesaid or any pad thereof which is now or may hereafter be covered by warehouse receipts or bills of lading, as security for all the said Loans and Advances.

The undersigned hereby appoint(s) the person for the time being acting as manager of the above-mentioned branch of the Bank as the attorney of the undersigned, on behalf of the undersigned, to give from time to time to the Bank any and all security mentioned above and to sign or endorse and deliver any and all instruments and documents in connection therewith.

The Bank may from time to time take from the undersigned notes representing the said Loans and Advances or any part thereof; and any notes so taken shall not extinguish or pay the indebtedness created by such Loans and Advances but shall represent the same only.

No security acquired by the Bank shall be merged in any subsequent security or be taken to be substituted for any security previously acquired.

It is the express wish of the Parties that this agreement and any related documents be drawn up and executed in English. 11 est la volonte expresse des Parties que cette convention et tous les documents s'y rattachant soient rediges et signes en anglais.

Where the undersigned is an Individual:

Signed, Sealed and Delivered
By
  -------------------------------
in the presence of:



Where the undersigned is a Corporation:

GLAS-AIRE INDUSTRIES LTD.
-------------------------
Name of Corporation

By  /s/ Alex Ding, President
  -------------------------------

                                                                    EXHIBIT 10.2

Hongkong Bank of Canada
APPLICATION FOR CREDIT AND PROMISE TO GIVE BILLS OF LADING
WAREHOUSE RECEIPTS, OR SECURITY UNDER ALL OR ANY OF PARAGRAPHS
427(1)(a),  (b),  (c),  (d), (g), (h), (i), (j), (k), (I), (m), (n), (o), (p) OF
THE BANK ACT



                                                    ____________________, 19____


To       Hongkong Bank of Canada
         20045 Langley Bypass
         Langley BC V3A 8R6



The Bank is hereby requested by the undersigned to extend credits, at its discretion, whether by loan(s), advances, the acceptance of our bills of exchange, or otherwise (the "Loans and Advances.) on the security of all property of the kind(s) hereinafter described of which the undersigned is now or may hereafter become the owner, to wit -

          all goods wares and merchandise manufactured or produced by the undersigned or procured for such manufacture o~ production including without limitation all materials including plastic sheets rubber moulding metal strips metal clips styrofoam bolts screws sun wind and bug deflectors skylights plastic wrapping materials and cardboard and all goods wares and merchandise used in or procured for the packing of such goods wares and merchandise so manufactured or produced and/or on the security of warehouse receipts and/or bills of lading covering such property. And the undersigned promise(s) and agree(s) to give the Bank security for all Loans and Advances by the Bank to the undersigned, and interest thereon, pursuant to this application for credit and promise(s) to give security by way of assignment under Section 427 of the Bank Act covering all the property aforesaid which is now or may hereafter be in the place or places hereinafter designated, to wit -

          in at upon or near the lands and premises situate at 3137 Grandview Highway Vancouver British Columbia and situate at any other place or places in Canada where the said security may be located and any place or places in Canada and in transit thereto and therefrom, or where the said property is comprised in whole or in part of fishing vessels, fishing equipment and supplies or products of the sea, lakes, rivers, wherever such property may be, and the undersigned promise(s) and agree(s) to give the Bank from time to time and as often as requested by the Bank warehouse receipts and/or bills of lading covering all the property aforesaid or any part thereof which is now or may hereafter be covered by warehouse receipts or bills of lading, as security for all the said Loans and Advances.

The undersigned hereby appoint(s) the person for the time being acting as manager of the above-mentioned branch of the Bank as the attorney of the undersigned, on behalf of the undersigned, to give from time to time to the Bank any and all security mentioned above and to sign or endorse and deliver any and all instruments and documents in connection therewith.

The Bank may from time to time take from the undersigned notes representing the said Loans and Advances or any part thereof; and any notes so taken shall not extinguish or pay the indebtedness created by such Loans and Advances but shall represent the same only.

No security acquired by the Bank shall be merged in any subsequent security or be taken to be substituted for any security previously acquired.

It is the express wish of the Parties that this agreement and any related documents be drawn up and executed in English. 11 est la volonte exptesse des Patties que cene convention et tous les documents s'y ranachant soient rediges et signes en anglais.

Where the undersigned is an Individual:

Signed, Sealed and Delivered
By
  --------------------------------
in the presence of:

Where the undersigned is a Corporation:

MULTICORP HOLDINGS INC.
Name of Corporation

By /s/ Alex Ding
  ---------------------------------